This submission is being made solely to obtain contract identifiers for the following variable universal life products under the Talcott Resolution Life Insurance Company’s (formerly, Hartford Life Insurance Company) Separate Account One (811-07426), which are administered by The Prudential Insurance Company of America:
Contract: Hartford Builder (002-98140)
Any questions on this submission should be directed to Jordan K. Thomsen of Prudential Life Insurance Company of America, at (973) 802-4193.